UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to section 13 OR 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 31, 2020

MAGELLAN HEALTH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

4801 E. Washington Street
Phoenix, Arizona	85034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 642-1716

(Former Name or Former Address, if Changed Since Last Report): n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGLN	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 4, 2021, Magellan Health, Inc. (the “Company”) filed a Form 8-K (the “Initial 8-K”) disclosing the completion on December 31, 2020 of the sale of its Magellan Complete Care business (the “MCC Business”) to Molina Healthcare, Inc. (“Molina”), pursuant to a Stock and Asset Purchase Agreement, dated as of April 30, 2020, by and between the Company and Molina.

This Amendment No. 1 to the Initial 8-K is being filed solely to provide the pro forma financial information required by Item 9.01(b) of Form 8-K, which was omitted from the Initial 8-K. Accordingly, Item 9.01 of the Initial 8-K is amended and restated below, all other information in the Initial 8-K remains unchanged, and this Amendment No. 1 should be read in conjunction with the Initial 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro forma financial information: The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2020, and the unaudited pro forma condensed consolidated statements of income of the Company for the nine months ended September 30, 2020 and for the years ended December 31, 2019, 2018 and 2017, and the notes thereto, which give pro forma effect to the disposition of the MCC Business, are included as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits: The exhibits to this Form 8-K are listed in the Exhibit Index below and are incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit
2.1

Stock and Asset Purchase Agreement, dated as of April 30, 2020, by and between Magellan Health, Inc. and Molina Healthcare, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Form 10-Q filed on May 11, 2020)

99.1	Unaudited pro forma condensed consolidated financial information of the Registrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH, INC.

Date: January 6, 2021	By:	/s/ David P. Bourdon
Name: David P. Bourdon
Title: Chief Financial Officer

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